UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	May 14, 2020

PROTAGENIC THERAPEUTICS, INC.
(Exact name of Company as specified in its charter)

Delaware	000-51353	06-1390025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

149 Fifth Avenue, Suite 500, New York, NY	10010
(Address of principal executive offices)	(Zip Code)

212-994-8200
(Company’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

Convertible Promissory Notes

On May 14, 2020 (the “Fourth Closing”), Protagenic Therapeutics, Inc. (the “Company”) entered into a Convertible Note Purchase Agreement (“Purchase Agreement”) with accredited investors (the “Investors”), pursuant to which the Company issued and sold unsecured convertible promissory notes (collectively, the “Notes”) to the Investors in the aggregate principal amount of $145,000. The Company may issue additional Notes in the future, up to an aggregate of $2,500,000 principal amount of Notes (the “Private Offering”). The Company had previously issued Notes in the aggregate principal amount of $950,000, as reported in Current Reports on Form 8-K filed on November 21, 2019, December 4, 2019, December 23, 2019, January 29, 2020, and March 3, 2020.

The Notes are due on November 6, 2023 (the “Maturity Date”) and accrue simple interest at an annual rate of 6% on the aggregate unconverted and outstanding principal amount, payable annually, beginning October 31, 2020. The Company will pay (a “PIK Payment”) the interest due by adding such interest (including interest at the Default Rate, as defined below, if any) to the then-outstanding principal amount of the Notes on each interest payment date and on the Maturity Date. Each PIK Payment will be preceded by written notice from the Company to the Note holder setting forth in reasonable detail the amount of such PIK Payment and the principal amount of the Note following such PIK Payment. The Notes will bear interest at the rate of 12% per year (the “Default Rate”) following a default.

Holders may convert their Notes (including accrued interest) at their option, in whole or in part, at any time prior to the Maturity Date, at a conversion price (the “Conversion Price”) of $1.25 per share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). The Conversion Price is subject to adjustment for any stock dividend, stock split, combination or other similar recapitalization event. On the Maturity Date, the Company will repay the Notes (including accrued interest) in their entirety in cash or, at its option, in shares of Common Stock at the Conversion Price.

The Company may redeem for cash or Common Stock all or any portion of the Notes, at its option, on or after November 5, 2021 if the last reported sale price of its Common Stock has been at least 120% of the Conversion Price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which it provides notice of redemption. The redemption will be effected at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. Any such redemption must be applied ratably among all Convertible Notes in proportion to their respective outstanding principal balances, plus accrued and unpaid interest. Other than pursuant to this redemption right, the Company may not pre-pay the Notes.

The following events, among others, constitute an event of default under the Notes: (i) failure to pay when due any obligations under the Notes, (ii) any representation or warranty of the Company under the Purchase Agreements and the other documents contemplated by the Purchase Agreement, including the Notes (collectively, the “Loan Documents”) being untrue in any material respect as of the date made, (iii) any breach by the Company of any covenant in the Loan Documents, after a cure period, (iv) a material judgment or judgments are rendered against the Company, (v) the Company makes an assignment for the benefit of creditors or (vi) an involuntary proceeding in bankruptcy (or similar proceeding) is filed against the Company. Defaults may only be declared by the holders of a majority of the principal amount of the Notes then outstanding (a “Holder Majority”).

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If stockholder approval of the issuance of the Notes is required under applicable NASDAQ or other stock exchange listing rules in order for the Company to issue shares of Common Stock upon conversion of the Notes, the Company is obligated to call one or more meetings of the stockholders for purposes of such approval.

The Notes and the shares of Common Stock underlying the Notes have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

We paid the Placement Agent (the name of which will be disclosed on a subsequent Current Report on Form 8-K) including its sub-agents, a commission of 10% of the funds raised at the Third Closing (an increase from the 8% commission rate previously paid at some prior Closings) from investors introduced by the Placement Agent. In addition, the Placement Agent received warrants (the “Placement Agent Warrants”) to purchase a number of shares of Common Stock equal to 10% of the shares of Common Stock issuable upon conversion of the Notes sold to the investors at the Third Closing who were introduced by the Placement Agent. As a result of the foregoing arrangement, at the Fourth Closing, the Placement Agent (including its sub-agents) was paid commissions of $23,000, and was issued Placement Agent Warrants to purchase 18,400 shares of Common Stock at an exercise price of $1.25 per share.

The summary set forth above does not purport to be complete and is qualified in its entirety by reference to the forms of Purchase Agreement and Note, which are incorporated by reference herein.

Guarantee

The Company’s wholly-owned subsidiary, Protagenic Therapeutics Canada (2006) Inc., a corporation formed under the laws of the Province of Ontario, Canada, has guaranteed (the “Guaranty”) the full and prompt payment of all obligations when due under the Notes. All actions by the Note holders under the Guaranty may only be taken upon the written consent of a Holder Majority.

The summary set forth above does not purport to be complete and is qualified in its entirety by reference to the Guaranty, which is incorporated by reference herein.

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Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The sale and issuance of the Notes, and the issuance of shares of Common Stock upon conversion thereof, have been determined to be exempt from registration under the Securities Act in reliance on Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder as transactions by an issuer not involving a public offering. The Investors have represented that they are accredited investors, as that term is defined in Regulation D, and that they are acquiring the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Item 3.03	Material Modification of Rights of Security Holders.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Form of Convertible Note Purchase Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, as filed on November 21, 2019 (the “November 21 Form 8-K”).

10.2	Form of Convertible Promissory Note (incorporated by reference to Exhibit 10.2 to the November 21 Form 8-K).

10.3	Form of Guaranty Note (incorporated by reference to Exhibit 10.3 to the November 21 Form 8-K).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTAGENIC THERAPEUTICS, INC.

Date: May 14, 2020	By:	/s/ Alexander K. Arrow
	Name:	Alexander K. Arrow
	Title:	Chief Financial Officer

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